UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

CPI Aerostructures, Inc. (the “Company”) held its annual meeting of stockholders on June 20, 2018 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered four proposals: (i) election of two Class II directors to serve for the ensuing three-year period, or until their respective successor is elected and qualified; (ii) approval, on an advisory basis, of the compensation of the Company’s named executive officers; (iii) approval, on an advisory basis, of the frequency with which stockholders should have an advisory vote on the compensation of the Company’s named executive officers; and (iv) ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Company’s board of directors is divided into three classes, with one class of directors being elected each year and each class serving a three-year term. The term of office of the Company’s Class II directors, consisting of Walter Paulick and Eric Rosenfeld, expired at this year’s Annual Meeting. The term of office of the Company’s Class III directors, Carey Bond, Michael Faber, and Douglas McCrosson, expires at the 2019 annual meeting. The term of office of the Company’s Class I directors, Harvey J. Bazaar and Terry Stinson, expires at the 2020 annual meeting.

The results of the matters voted upon at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Class II directors.

The election of each Class II director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
Walter Paulick	5,347,896	601,594	2,242,969
Eric Rosenfeld	4,659,107	1,290,383	2,242,969

Proposal No. 2 – Approval, on an advisory basis, of the compensation of Named Executive Officers.

The compensation of the Company’s Chief Executive Officer and Chief Financial Officer (collectively, the “Named Executive Officers”) was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
5,545,759	348,899	54,832	2,242,969

Proposal No. 3 – Approval, on an advisory basis, the frequency with which the stockholders should have an advisory vote on the compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s Named Executive Officers every one (1) year, as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
3,624,224	27,474	2,274,793	21,989	2,242,969

The Company has considered the results of the advisory stockholder vote regarding the frequency of holding an advisory vote on the compensation of the Company’s Named Executive Officers, and has determined that it will follow the advice of the stockholders and will hold an advisory vote on the compensation of the Company’s Named Executive Officers every year. Accordingly, the Company’s next advisory vote on the compensation of the Company’s Named Executive Officers will occur at the Company’s 2019 annual meeting of stockholders.

Proposal No. 4 – Ratification of the appointment of CohnReznick LLP.

The ratification of the appointment of CohnReznick LLP was approved, as follows:

For	Against	Abstain
7,906,160	259,745	26,554

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2018	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer